The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $8,357

Janus Contrarian Fund $136

Janus Emerging Markets Fund $0

Janus Enterprise Fund $638

Janus Forty Fund $0

Janus Fund $103

Janus Global Life Sciences Fund $903

Janus Global Real Estate Fund $552

Janus Global Research Fund $169

Janus Global Select Fund $48

Janus Global Technology Fund $21

Janus Growth and Income Fund $332

Janus International Equity Fund $496

Janus Overseas Fund $1,378

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $122

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $422

Perkins International Value Fund $6

C-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $6,982

Janus Contrarian Fund $0

Janus Emerging Markets Fund $0

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $1

Janus Global Life Sciences Fund $0

Janus Global Real Estate Fund $191

Janus Global Research Fund $38

Janus Global Select Fund $0

Janus Global Technology Fund $0

Janus Growth and Income Fund $168

Janus International Equity Fund $39

Janus Overseas Fund $830

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $22

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $135

Perkins International Value Fund $3

D-Class

Janus Asia Equity Fund $4

Janus Balanced Fund $12,646

Janus Contrarian Fund $8,326

Janus Emerging Markets Fund $27

Janus Enterprise Fund $3,419

Janus Fund $39,015

Janus Global Life Sciences Fund $4,902

Janus Global Real Estate Fund $1,021

Janus Global Research Fund $10,936

Janus Global Select Fund $15,365

Janus Global Technology Fund $2,418

Janus Growth and Income Fund $34,990

Janus International Equity Fund $329

Janus Overseas Fund $34,709

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $10,789

Janus Triton Fund $1,322

Janus Venture Fund $0

Perkins Global Value Fund $1,820

Perkins International Value Fund $59

I-Class

Janus Asia Equity Fund $6

Janus Balanced Fund $15,234

Janus Contrarian Fund $768

Janus Emerging Markets Fund $145

Janus Enterprise Fund $5,579

Janus Forty Fund $0

Janus Fund $328

Janus Global Life Sciences Fund $1,638

Janus Global Real Estate Fund $2,831

Janus Global Research Fund $1,323

Janus Global Select Fund $315

Janus Global Technology Fund $120

Janus Growth and Income Fund $779

Janus International Equity Fund $981

Janus Overseas Fund $6,549

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $1,346

Janus Triton Fund $2,570

Janus Venture Fund $0

Perkins Global Value Fund $1,099

Perkins International Value Fund $155

N-Class

Janus Balanced Fund $17,346

Janus Enterprise Fund $3,266

Janus Forty Fund $0

Janus Fund $435

Janus International Equity Fund $1,843

Janus Overseas Fund $3,225

Janus Research Fund $780

Janus Triton Fund $1,615

Janus Venture Fund $0

Perkins Global Value Fund $65

Perkins International Value Fund $41

R-Class

Janus Balanced Fund $1,789

Janus Contrarian Fund $0

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $13

Janus Global Research Fund $22

Janus Global Select Fund $1

Janus Growth and Income Fund $27

Janus International Equity Fund $42

Janus Overseas Fund $1,678

Janus Triton Fund $0

S-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $5,214

Janus Contrarian Fund $0

Janus Emerging Markets Fund $3

Janus Enterprise Fund $335

Janus Forty Fund $0

Janus Fund $61

Janus Global Life Sciences Fund $23

Janus Global Real Estate Fund $81

Janus Global Research Fund $439

Janus Global Select Fund $2

Janus Global Technology Fund $5

Janus Growth and Income Fund $289

Janus International Equity Fund $136

Janus Overseas Fund $8,122

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $7

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $3

Perkins International Value Fund $5

T-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $41,860

Janus Contrarian Fund $2,837

Janus Emerging Markets Fund $11

Janus Enterprise Fund $5,389

Janus Forty Fund $0

Janus Fund $10,291

Janus Global Life Sciences Fund $4,518

Janus Global Real Estate Fund $2,162

Janus Global Research Fund $7,101

Janus Global Select Fund $5,025

Janus Global Technology Fund $1,090

Janus Growth and Income Fund $18,244

Janus International Equity Fund $118

Janus Overseas Fund $32,985

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $5,807

Janus Triton Fund $2,149

Janus Venture Fund $0

Perkins Global Value Fund $1,329

Perkins International Value Fund $20

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $0.2348

Janus Contrarian Fund $0.0299

Janus Emerging Markets Fund $0

Janus Enterprise Fund $0.1752

Janus Forty Fund $0

Janus Fund $0.2011

Janus Global Life Sciences Fund $0.1366

Janus Global Real Estate Fund $0.2693

Janus Global Research Fund $0.4520

Janus Global Select Fund $0.1182

Janus Global Technology Fund $0.0427

Janus Growth and Income Fund $0.6026

Janus International Equity Fund $0.1620

Janus Overseas Fund $1.1323

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $0.1642

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $0.2605

Perkins International Value Fund $0.2283

C-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $0.1439

Janus Contrarian Fund $0

Janus Emerging Markets Fund $0

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $0.0056

Janus Global Life Sciences Fund $0

Janus Global Real Estate Fund $0.2338

Janus Global Research Fund $0.1631

Janus Global Select Fund $0

Janus Global Technology Fund $0

Janus Growth and Income Fund $0.4378

Janus International Equity Fund $0.0366

Janus Overseas Fund $0.8446

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $0.0507

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $0.1512

Perkins International Value Fund $0.1305

D-Class

Janus Asia Equity Fund $0.0064

Janus Balanced Fund $0.2614

Janus Contrarian Fund $0.0800

Janus Emerging Markets Fund $0.0255

Janus Enterprise Fund $0.2400

Janus Fund $0.2534

Janus Global Life Sciences Fund $0.1663

Janus Global Real Estate Fund $0.2808

Janus Global Research Fund $0.4992

Janus Global Select Fund $0.1372

Janus Global Technology Fund $0.0766

Janus Growth and Income Fund $0.6325

Janus International Equity Fund $0.2025

Janus Overseas Fund $1.2735

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $0.1863

Janus Triton Fund $0.0355

Janus Venture Fund $0

Perkins Global Value Fund $0.2786

Perkins International Value Fund $0.2450

I-Class

Janus Asia Equity Fund $0.0198

Janus Balanced Fund $0.2711

Janus Contrarian Fund $0.0833

Janus Emerging Markets Fund $0.0289

Janus Enterprise Fund $0.3592

Janus Forty Fund $0

Janus Fund $0.1246

Janus Global Life Sciences Fund $0.2114

Janus Global Real Estate Fund $0.2870

Janus Global Research Fund $0.5679

Janus Global Select Fund $0.1620

Janus Global Technology Fund $0.1060

Janus Growth and Income Fund $0.6472

Janus International Equity Fund $0.2130

Janus Overseas Fund $1.2770

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $0.2220

Janus Triton Fund $0.0457

Janus Venture Fund $0

Perkins Global Value Fund $0.2924

Perkins International Value Fund $0.2589

N-Class

Janus Balanced Fund $0.2846

Janus Enterprise Fund $0.4000

Janus Forty Fund $0

Janus Fund $0.3146

Janus International Equity Fund $0.2250

Janus Overseas Fund $1.3324

Janus Research Fund $0.2469

Janus Triton Fund $0.0635

Janus Venture Fund $0

Perkins Global Value Fund $0.3110

Perkins International Value Fund $0.2649

R-Class

Janus Balanced Fund $0.1806

Janus Contrarian Fund $0

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $0.0972

Janus Global Research Fund $0.2370

Janus Global Select Fund $0.0293

Janus Growth and Income Fund $0.5061

Janus International Equity Fund $0.1147

Janus Overseas Fund $1.0720

Janus Triton Fund $0

S-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $0.2128

Janus Contrarian Fund $0

Janus Emerging Markets Fund $0.0190

Janus Enterprise Fund $0.0811

Janus Forty Fund $0

Janus Fund $0.0908

Janus Global Life Sciences Fund $0.0879

Janus Global Real Estate Fund $0.2664

Janus Global Research Fund $0.4015

Janus Global Select Fund $0.0750

Janus Global Technology Fund $0.0312

Janus Growth and Income Fund $0.5577

Janus International Equity Fund $0.1436

Janus Overseas Fund $1.1244

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $0.1236

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $0.2289

Perkins International Value Fund $0.02216

T-Class

Janus Asia Equity Fund $0.0111

Janus Balanced Fund $0.2487

Janus Contrarian Fund $0.0602

Janus Emerging Markets Fund $0.0192

Janus Enterprise Fund $0.2342

Janus Forty Fund $0

Janus Fund $0.2259

Janus Global Life Sciences Fund $0.1310

Janus Global Real Estate Fund $0.2788

Janus Global Research Fund $0.4604

Janus Global Select Fund $0.1297

Janus Global Technology Fund $0.0710

Janus Growth and Income Fund $0.6150

Janus International Equity Fund $0.1843

Janus Overseas Fund $1.2398

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $0.1655

Janus Triton Fund $0.0204

Janus Venture Fund $0

Perkins Global Value Fund $0.2749

Perkins International Value Fund $0.2342

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class

Janus Asia Equity Fund 37

Janus Balanced Fund 37,375

Janus Contrarian Fund 4,125

Janus Emerging Markets Fund 35

Janus Enterprise Fund 4,259

Janus Forty Fund 8,300

Janus Fund 542

Janus Global Life Sciences Fund 6,724

Janus Global Real Estate Fund 1,882

Janus Global Research Fund 342

Janus Global Select Fund 380

Janus Global Technology Fund 529

Janus Growth and Income Fund 583

Janus International Equity Fund 2,285

Janus Overseas Fund 1,101

Janus Protected Series - Global 0

Janus Protected Series - Growth 0

Janus Research Fund 830

Janus Triton Fund 26,892

Janus Venture Fund 588

Perkins Global Value Fund 1,546

Perkins International Value Fund 29

C-Class

Janus Asia Equity Fund 46

Janus Balanced Fund 50,691

Janus Contrarian Fund 3,366

Janus Emerging Markets Fund 37

Janus Enterprise Fund 1,399

Janus Forty Fund 10,543

Janus Fund 208

Janus Global Life Sciences Fund 4,691

Janus Global Real Estate Fund 794

Janus Global Research Fund 179

Janus Global Select Fund 270

Janus Global Technology Fund 279

Janus Growth and Income Fund 411

Janus International Equity Fund 1,006

Janus Overseas Fund 888

Janus Protected Series - Global 0

Janus Protected Series - Growth 0

Janus Research Fund 511

Janus Triton Fund 11,124

Janus Venture Fund 297

Perkins Global Value Fund 867

Perkins International Value Fund 25

D-Class

Janus Asia Equity Fund 575

Janus Balanced Fund 49,754

Janus Contrarian Fund 104,679

Janus Emerging Markets Fund 1,062

Janus Enterprise Fund 14,706

Janus Fund 168,676

Janus Global Life Sciences Fund 30,955

Janus Global Real Estate Fund 3,656

Janus Global Research Fund 21,664

Janus Global Select Fund 110,382

Janus Global Technology Fund 33,626

Janus Growth and Income Fund 58,483

Janus International Equity Fund 1,488

Janus Overseas Fund 27,441

Janus Protected Series - Global 0

Janus Protected Series - Growth 0

Janus Research Fund 62,615

Janus Triton Fund 39,389

Janus Venture Fund 22,127

Perkins Global Value Fund 6,696

Perkins International Value Fund 247

I-Class

Janus Asia Equity Fund 305

Janus Balanced Fund 59,494

Janus Contrarian Fund 7,743

Janus Emerging Markets Fund 5,332

Janus Enterprise Fund 19,805

Janus Forty Fund 27,703

Janus Fund 2,578

Janus Global Life Sciences Fund 8,165

Janus Global Real Estate Fund 10,493

Janus Global Research Fund 2,294

Janus Global Select Fund 1,858

Janus Global Technology Fund 1,346

Janus Growth and Income Fund 1,254

Janus International Equity Fund 4,444

Janus Overseas Fund 3,658

Janus Protected Series - Global 0

Janus Protected Series - Growth 0

Janus Research Fund 6,108

Janus Triton Fund 58,821

Janus Venture Fund 4,007

Perkins Global Value Fund 3,362

Perkins International Value Fund 611

N-Class

Janus Balanced Fund 63,887

Janus Enterprise Fund 10,647

Janus Forty Fund 4,251

Janus Fund 1,516

Janus International Equity Fund 8,094

Janus Overseas Fund 2,391

Janus Research Fund 3,382

Janus Triton Fund 29,542

Janus Venture Fund 845

Perkins Global Value Fund 221

Perkins International Value Fund 137

R-Class

Janus Balanced Fund 10,122

Janus Contrarian Fund 66

Janus Enterprise Fund 1,348

Janus Forty Fund 4,491

Janus Fund 152

Janus Global Research Fund 87

Janus Global Select Fund 25

Janus Growth and Income Fund 56

Janus International Equity Fund 349

Janus Overseas Fund 1,563

Janus Triton Fund 10,326

S-Class

Janus Asia Equity Fund 39

Janus Balanced Fund 24,630

Janus Contrarian Fund 238

Janus Emerging Markets Fund 149

Janus Enterprise Fund 4,488

Janus Forty Fund 20,516

Janus Fund 676

Janus Global Life Sciences Fund 319

Janus Global Real Estate Fund 346

Janus Global Research Fund 1,210

Janus Global Select Fund 27

Janus Global Technology Fund 214

Janus Growth and Income Fund 543

Janus International Equity Fund 903

Janus Overseas Fund 6,938

Janus Protected Series - Global 0

Janus Protected Series - Growth 0

Janus Research Fund 76

Janus Triton Fund 16,439

Janus Venture Fund 513

Perkins Global Value Fund 9

Perkins International Value Fund 22

T-Class

Janus Asia Equity Fund 28

Janus Balanced Fund 171,972

Janus Contrarian Fund 45,377

Janus Emerging Markets Fund 580

Janus Enterprise Fund 26,966

Janus Forty Fund 3,344

Janus Fund 47,711

Janus Global Life Sciences Fund 33,544

Janus Global Real Estate Fund 6,991

Janus Global Research Fund 15,140

Janus Global Select Fund 37,896

Janus Global Technology Fund 15,980

Janus Growth and Income Fund 31,023

Janus International Equity Fund 610

Janus Overseas Fund 25,489

Janus Protected Series - Global 0

Janus Protected Series - Growth 0

Janus Research Fund 37,134

Janus Triton Fund 110,848

Janus Venture Fund 14,931

Perkins Global Value Fund 4,807

Perkins International Value Fund 87

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class

Janus Asia Equity Fund $8.39

Janus Balanced Fund $28.51

Janus Contrarian Fund $17.91

Janus Emerging Markets Fund $7.58

Janus Enterprise Fund $86.88

Janus Forty Fund $28.18

Janus Fund $34.03

Janus Global Life Sciences Fund $44.58

Janus Global Real Estate Fund $10.39

Janus Global Research Fund $60.69

Janus Global Select Fund $12.27

Janus Global Technology Fund $20.69

Janus Growth and Income Fund $44.59

Janus International Equity Fund $ 11.17

Janus Overseas Fund $25.09

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $40.32

Janus Triton Fund $21.66

Janus Venture Fund $58.66

Perkins Global Value Fund $12.92

Perkins International Value Fund $10.05

C-Class

Janus Asia Equity Fund $8.34

Janus Balanced Fund $28.32

Janus Contrarian Fund $17.10

Janus Emerging Markets Fund $7.50

Janus Enterprise Fund $82.33

Janus Forty Fund $24.61

Janus Fund $32.88

Janus Global Life Sciences Fund $42.05

Janus Global Real Estate Fund $10.28

Janus Global Research Fund $59.62

Janus Global Select Fund $11.96

Janus Global Technology Fund $19.48

Janus Growth and Income Fund $44.18

Janus International Equity Fund $ 10.98

Janus Overseas Fund $24.61

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $38.82

Janus Triton Fund $20.51

Janus Venture Fund $55.93

Perkins Global Value Fund $12.65

Perkins International Value Fund $10.02

D-Class

Janus Asia Equity Fund $8.44

Janus Balanced Fund $28.57

Janus Contrarian Fund $17.96

Janus Emerging Markets Fund $7.55

Janus Enterprise Fund $88.46

Janus Fund $34.32

Janus Global Life Sciences Fund $45.20

Janus Global Real Estate Fund $10.47

Janus Global Research Fund $60.00

Janus Global Select Fund $12.19

Janus Global Technology Fund $21.00

Janus Growth and Income Fund $44.62

Janus International Equity Fund $11.10

Janus Overseas Fund $24.86

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $40.64

Janus Triton Fund $21.99

Janus Venture Fund $59.80

Perkins Global Value Fund $13.04

Perkins International Value Fund $10.02

I-Class

Janus Asia Equity Fund $8.45

Janus Balanced Fund $28.57

Janus Contrarian Fund $17.96

Janus Emerging Markets Fund $7.58

Janus Enterprise Fund $88.88

Janus Forty Fund $28.79

Janus Fund $34.47

Janus Global Life Sciences Fund $45.25

Janus Global Real Estate Fund $10.46

Janus Global Research Fund $60.82

Janus Global Select Fund $12.22

Janus Global Technology Fund $21.12

Janus Growth and Income Fund $44.64

Janus International Equity Fund $11.10

Janus Overseas Fund $24.95

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $40.59

Janus Triton Fund $22.10

Janus Venture Fund $59.95

Perkins Global Value Fund $12.83

Perkins International Value Fund $10.02

N-Class

Janus Balanced Fund $28.54

Janus Enterprise Fund $89.08

Janus Forty Fund $28.83

Janus Fund $34.37

Janus International Equity Fund $11.09

Janus Overseas Fund $24.84

Janus Research Fund $40.60

Janus Triton Fund $22.14

Janus Venture Fund $60.15

Perkins Global Value Fund $12.78

Perkins International Value Fund $10.03

R-Class

Janus Balanced Fund $28.40

Janus Contrarian Fund $17.62

Janus Enterprise Fund $84.96

Janus Forty Fund $26.06

Janus Fund $33.61

Janus Global Research Fund $60.22

Janus Global Select Fund $12.17

Janus Growth and Income Fund $44.43

Janus International Equity Fund $10.96

Janus Overseas Fund $24.66

Janus Triton Fund $21.23

S-Class

Janus Asia Equity Fund $8.39

Janus Balanced Fund $28.51

Janus Contrarian Fund $17.92

Janus Emerging Markets Fund $7.55

Janus Enterprise Fund $86.57

Janus Forty Fund $27.38

Janus Fund $34.34

Janus Global Life Sciences Fund $44.12

Janus Global Real Estate Fund $10.39

Janus Global Research Fund $60.79

Janus Global Select Fund $12.34

Janus Global Technology Fund $20.48

Janus Growth and Income Fund $44.58

Janus International Equity Fund $11.46

Janus Overseas Fund $24.86

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $39.96

Janus Triton Fund $21.51

Janus Venture Fund $58.36

Perkins Global Value Fund $13.12

Perkins International Value Fund $10.06

T-Class

Janus Asia Equity Fund $8.32

Janus Balanced Fund $28.54

Janus Contrarian Fund $17.95

Janus Emerging Markets Fund $7.56

Janus Enterprise Fund $88.04

Janus Forty Fund $27.65

Janus Fund $34.42

Janus Global Life Sciences Fund $45.06

Janus Global Real Estate Fund $10.46

Janus Global Research Fund $59.95

Janus Global Select Fund $12.21

Janus Global Technology Fund $20.92

Janus Growth and Income Fund $44.60

Janus International Equity Fund $11.03

Janus Overseas Fund $24.88

Janus Protected Series - Global $0

Janus Protected Series - Growth $0

Janus Research Fund $40.64

Janus Triton Fund $21.87

Janus Venture Fund $59.25

Perkins Global Value Fund $13.02

Perkins International Value Fund $10.03